EXHIBIT 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the ordinary shares, nominal value €0.000625 per share, of Spotify Technology S.A., a Luxembourg société anonyme, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 14th day of February, 2019.

TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partners

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Spotify, L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Spotify (A), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Spotify (B), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Spotify (MF), L.P.
a Delaware limited partnership, acting by its general partner

TCV VIII Spotify GP, LLC, a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Spotify GP, LLC
a Delaware limited liability company, acting by its sole member

TCV VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VII Management, L.L.C.
a Delaware limited liability company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VIII Management, L.L.C.
a Delaware limited liability company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Christopher P. Marshall

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Its:	Authorized Signatory